UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-05984

                         The New Ireland Fund, Inc.

(Exact name of registrant as specified in charter)

BNY Mellon Investment Servicing (US) Inc.

One Boston Place, 34th Floor

                           Boston, MA 02108

(Address of principal executive offices) (Zip code)

BNY Mellon Investment Servicing (US) Inc.

One Boston Place, 34th Floor

                           Boston, MA 02108

(Name and address of agent for service)

Registrant’s telephone number, including area code: 508 871 8500

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

October 31, 2013

Cover Photograph - Ashford Castle, Co. Mayo

Provided Courtesy of Tourism Ireland

Letter to Shareholders

Dear Shareholder,

We are pleased to present this Annual Report covering the activities of The New Ireland Fund, Inc. (the “Fund”) for the fiscal year ended October 31, 2013.

Introduction

While Europe has still not fully recovered from its economic problems, Ireland has made significant progress towards economic recovery. The Irish Government recently exited the support program being provided by the IMF and the European Union. While a stringent budget is being introduced for the coming year, significant advances have been made across the Irish economy from increased employment, a strong growth in exports and improvement in the property and banking sectors.

All of this has significantly improved the level of confidence in Ireland. This has been reflected in the amount of inward investment from many companies, particularly from the U.S., which during the past 12 months have been setting up or expanding their operations in Ireland. This investment in Ireland will continue to help the Irish employment figures, particularly in the services sector, and it should also further benefit exports.

As shown below, the performance of the Fund, for the fiscal year ended October 31, 2013, has been excellent with the Fund’s Net Asset Value (“NAV”) increasing by 48.49%, in U.S. Dollar terms*, as compared to the increase of 46.06% of the Irish Stock Market Index (“ISEQ”). Over the most recent fiscal quarter, the increase in NAV was 9.29% as compared to an increase of 10.43% of the ISEQ.

In December, the Fund’s Board of Directors declared an annual distribution of $0.07 per share, which is wholly attributable to income. The distribution will be paid by way of a cash dividend under date of December 30, 2013 to all shareholders of record on December 20, 2013.

The Board reviews its Discount Management Program on a regular basis and, as discussed below, the Fund continued to implement its Share Repurchase Program during the fiscal year.

Performance

For the fiscal year just ended, the Fund’s net asset value (“NAV”) rose 48.49% to $14.24, compared to the 46.06% return of the Irish Stock Market Index (“ISEQ”). The Fund’s performance was driven by its exposure to quality Irish companies, which are benefiting from the improving economic environment in Ireland, while at the same time, exploiting growth opportunities in its primary export markets.

When compared to the broad Euro Stoxx 50 index, the ISEQ index underperformed by close to 3% for the past quarter, but outperformed by almost 12% over the 12 months ended October 31, 2013. When compared to

*	All returns are quoted in U.S. Dollars unless otherwise stated

the S&P 500 index, the ISEQ outperformed by almost 6% over the past quarter and outperformed by 18.9% over the 12 months ended October 31, 2013. The US dollar strengthened by just 0.7% versus the Euro over the last three months, but weakened by almost 7% versus the Euro over the 12 months of the Funds fiscal year, which also helped the performance of the Fund.

In the third quarter of the year, the world equity markets rose 6.4% in local currency terms, as defined by the MSCI World Index, resulting in the Fund’s assets growing strongly after a pause in the second quarter. These gains were achieved, as increasingly the global economy seemed to be making progress towards a more normal pace of growth. Economic data released in the U.S. showed reasonably strong growth while a widely feared ‘hard landing’ in China failed to materialize and the eurozone economy officially emerged from recession. The decision in September by the Federal Reserve to continue without any change to its liquidity creation policies (i.e. the decision not to “taper” its pace of quantitative easing) was welcomed by the markets and emphasised how strongly policymakers around the world continue to pursue “pro-growth” policies. Ireland, as a relatively small and open economy, is a major beneficiary of any such improvement in sentiment and in the activity of her main export-markets. The Irish stock market continued to perform strongly, driven by positive macro developments as well as continued earnings growth and positive corporate developments by Irish company management teams.

The more positive market was reflected in some very strong stock movements over the last fiscal quarter for a number of the Fund’s portfolios holdings. Names such as Bank of Ireland, TVC Holdings, Origin Enterprises and Aryzta AG were very strong performers. By contrast, stocks such as Kenmare Resources, Aer Lingus, Ryanair and Paddy Power were poorer performers over the quarter.

During fiscal 2013, we continued to implement the Share Repurchase Program and, over the 12 months, the Fund repurchased and retired 122,026 shares at a cost of $1.15 million. These repurchases represented a reduction of 2.37% of the shares outstanding at October 31, 2012 and they positively impacted the Fund’s NAV by 3 Cents per share.

Irish Economic Review

Economic growth statistics released during the period (Q2 2013) were once again mixed - with GDP rising by 0.4% and GNP falling by the same amount. The main difference between the two measures is that GNP excludes the impact of profit repatriation from multi-national corporations operating in Ireland. Further complications arise when analyzing the components of growth, with large aircraft purchases specifically distorting total imports and investment - these aircraft are thought to be purchased by the large European airline headquartered in Ireland (Ryanair) but in truth have little to do with the Irish economy and indeed may never physically be in the country. The true picture of activity in the economy is thus difficult to discern in a statistical sense, but the economy is likely growing, but at a slow pace. It was notable that consumer spending rose by 0.7%.

For 2013 as a whole, the Central Bank of Ireland is forecasting stronger GDP growth of 0.7%, while the private sector consensus is for a lower rate of 0.1%. For 2014, the Central Bank is forecasting 2.1% while the private sector consensus forecast is for 1.6%. KBI, the Fund’s investment Adviser is optimistic and expects at least 2.0% GDP growth in 2014. For 2013, capital investment is forecast to be strong, while consumer spending is forecast to remain weak and exports quite sluggish, due to the recession in the eurozone economy. However, for next year, in contrast, exports are expected to grow strongly, and the consumer sector is expected to return to growth for the first time since 2010.

Retail sales were weak for the last several years, but in more recent months, early and tentative signs of a recovery are beginning to emerge. The year-on-year change has remained positive for the latest three months for which data is available.

Consumer confidence remains volatile, and indeed it is usually difficult to see much correlation between reported consumer confidence and changes in retail sales. However, a fairly strong upward trend can be seen over the last few months, which is presumably a result of progress in reducing the country’s debt burden through extensions in the maturity of ECB and IMF loans, as well as a less-tougher than expected Budget.

Business confidence, as measured by the Purchasing Manager Index (“PMI”) for the manufacturing sector, dipped below the “neutral” level of 50 from March to May - possibly as a result of the recession in the eurozone economy - but then recovered very well, and has been well above the “breakeven”, or neutral level, ever since.

There continues to be a steady, but mild, trend downwards in unemployment, as measured by the “live register”. The number of unemployed on this measure has fallen from a peak of 449,000 in August of 2011 to 410,000 in October of this year. The unemployment rate has also declined and still stands at a high level of 12.5%, down from a peak of 14.9%. Separate employment statistics show increases in the last four quarters for which statistics are available.

The headline rate of inflation has been very low in recent months. A year ago the rate stood at 1.2%, but in October 2013 (the last available data point) the rate had fallen to just 0.1%. The Harmonized inflation rate (the common measure of inflation used by all EU countries, which among other things excludes the impact of mortgage interest rates) was even lower at -0.1%. The Central Bank of Ireland is forecasting 0.7% for headline inflation for calendar year 2013, while the private sector consensus is slightly higher, at 0.8%. The domestic economy is generating no upwards price pressure, with inflation generally arising only from imported goods and services.

Demand for credit from businesses and households continue to remain depressed. The annual rate of change in loans to households was -4.2% in September. Lending for house purchases was 2.4% lower on an annual basis in June, whereas lending to the non-financial corporate sector declined by 4.5% over the same period. These numbers generally represent a very modest improvement in the sense that the rate of declines has moderated - very slightly - in recent months.

The government deficit was just under €15billion or 11.1% of GDP in 2012, while the “General Government Balance”, a standardized EU measure of the deficit, was 7.6% of GDP, well ahead of the 8.6% target agreed with the EU/IMF/ECB (“Troika”) lenders, and down significantly from the 9.3% outturn for 2011. The 7.5% target for 2013 should be achieved without a great deal of difficulty. The debt/GDP ratio is expected to peak this year, at about 124%, before falling back during 2014 to about 121%.

The 2014 Budget was announced earlier than usual, in October, and contained austerity measures amounting to about €2.5billion, lower than the €3billion plus target previously agreed with the Troika. This was on the basis that the agreement on the promissory note restructuring earlier this year created substantial savings. The Budget itself contained relatively less controversial measures than in previous years, which has been helpful to consumer and business confidence.

Equity Market Review

World stock markets posted a mixed performance during the quarter:

Market	Quarter Ended October 31, 2013		Year Ended October 31, 2013
	Local	USD$	Local	USD$
Irish Equities (ISEQ)	7.9%	10.4%	39.2%	46.1%

US Equities (S&P 500)	4.8%	4.8%	27.2%	27.2%
US Equities (NASDAQ)	8.4%	8.4%	33.5%	33.5%
UK Equities (FTSE 100)	2.7%	8.8%	20.7%	20.4%
Japanese Equities (Topix)	6.3%	6.5%	64.0%	33.6%

Dow Jones Eurostoxx 50	11.2%	13.8%	27.3%	33.6%
German Equities (DAX)	9.2%	11.8%	24.4%	30.5%

French Equities (CAC 40)	7.9%	10.4%	29.7%	36.1%
Dutch Equities (AEX)	6.5%	9.0%	22.1%	28.1%

Note-Indices are total gross return

Some notable highlights relating to the Fund’s top performers for the year are detailed below:

Bank of Ireland has been a star performer in the portfolio with its stock price rising by over 200% during the financial year. The stock price continues to recover in line with the broad based “rehabilitation” of the bank from the depths of the financial crisis. The bank has heavily restructured and re-capitalized its balance sheet. It has attracted a new base of equity shareholders who are buying the stock as a company highly operationally leveraged to a recovery in many aspects of the domestic Irish economy. The management team delivered credible and tangible evidence of its turnaround plans during 2013 which has maintained the stock price appreciation.

Smurfit Kappa Group PLC, as a leading producer of paper-based packaging in the world, is both cyclically and financially geared into the upturn in the global economy. This was reflected in very strong financial results delivered by the company during the year. They also announced a series of price increases, which were very well received by the market. In addition, the management team successfully restructured the maturity and cost of the debt on their balance sheet during the year, which was also a strong positive.

Grafton Group PLC, a builder’s merchanting and DIY group, is a well-run company, strongly positioned to benefit from a pickup from both the Irish and UK economies. The company implemented aggressive cost cutting during the downturn which, when combined with an upturn in volumes, has led it to deliver strong operating earnings recovery during 2013. A new very credible management team with a focus on increasing revenue growth, margin growth and increasing capital return has also helped the stock price performance.

CPL Resources PLC, as a recruitment agency, is well positioned to benefit from a recovery in the Irish employment market. The company has strong management and is also financially strong. In its FY 2013 results, the company delivered strong operating growth and its outlook statement also led to investors’ confidence for continued recovery in earnings potential for the company.

Total Produce PLC is the only non-cyclical stock in the top 5 performers of the year. The company’s management continued to deliver steady earnings and dividend growth during the year. In addition, they continue to utilize the balance sheet for bolt-on acquisitions. The stock was also cheaply valued and therefore benefitted from a re-rating of its valuation throughout 2013.

In relation to the Fund’s investment policy, under normal circumstances, the Fund invests at least 80% of its total assets in Irish securities, with at least 65% invested in equity securities of Irish companies. The Fund defines Irish companies as issuers organized under the laws of Ireland. Accordingly, the Fund’s assets invested in equity securities of Irish companies may include investments in companies that are organized in Ireland, but have limited business activities in Ireland. The Board of Directors recently approved an amendment to the Fund’s investment policies to permit the remaining 20% of the Fund’s assets to be invested in other types of securities, including equity and debt securities of issuers from throughout the world regardless of whether such issuers are or may be affected by developments in the Irish economy or Ireland’s international economic relations.

To the extent the Fund invests in companies that are organized in Ireland, but have limited business activities in Ireland, or in non-Irish companies that have no economic ties to Ireland, its performance may diverge, perhaps materially, from the performance of the Irish economy and securities markets, and the Fund may be exposed to the risks of countries in which these companies are located or have their principal business activities.

Market Outlook

The Irish economic rebound remains on track albeit in a slow fashion from quarter to quarter. Nonetheless, it is a sustained economic recovery with positive annual GDP growth achieved since 2009. The drivers of growth continue to see a rebalancing from being mainly made up of exports towards including an element of domestic demand growth. Other indicators also continue to improve with a gradual increase in employment, a strong house price recovery, in Dublin in particular, and improved consumer sentiment. With the prospect of a continued recovery in the global economy and the expectation that European economies will soon emerge from recession, Ireland, as a small open economy, is well placed to continue to benefit from this.

While Ireland has made significant progress since the depths of the 2008 crisis, as a result of the gradual acceleration of global economic growth, its recovery can best be described as sub-trend. However, its continued optimism is centred on an expectation that the country will see a further strengthening over the next 12 months. Global profit growth is also expected to continue to improve from the levels achieved in 2013. As the baton passes from central banks to company profit growth, it is expected that equity returns will increasingly be more in line with expected profit growth. The outlook for Ireland remains strongly linked to these global expectations.

In light of the progress that Ireland has made and the continued expectation of further global growth, the Irish market continues to be attractive for the active stock picker. The Fund remains invested in names with strong franchises, management teams and balance sheets.

Sincerely

Peter J. Hooper	Sean Hawkshaw
Chairman	President
December 20, 2013	December 20, 2013

Investment Summary (unaudited)

Total Return (%)

	Market Value (a)		Net Asset Value (a)
	Cumulative	Average Annual	Cumulative	Average Annual
One Year	40.27	40.27	48.49	48.49
Three Year	92.68	24.44	87.07	23.22
Five Year	121.24	17.21	122.94	17.39
Ten Year	114.29	7.92	108.62	7.63

Per Share Information and Returns

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Net Asset Value ($)	20.74	24.36	32.55	30.95	10.18	8.20	7.70	8.45	9.59	14.24
Income Dividends ($)	(0.09)	(0.03)	(0.16)	(0.24)	(0.36)	(0.33)	—	(0.06)	(0.02)	—
Capital Gains
Other Distributions ($)	—	—	(1.77)	(2.40)	(4.86)	(2.76)	—	—	—	—
Total Net Asset Value Return (%) (a)	28.14	17.51	45.97	2.88	-58.62	26.91	-6.10	10.69	13.82	48.49

Notes

(a)	Total Market Value returns reflect changes in share market prices and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Dividend Reinvestment and Cash Purchase Plan (the “Plan”). Total Net Asset Value returns reflect changes in share net asset value and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Plan. For more information with regard to the Plan, see page 22.

Past results are not necessarily indicative of future performance of the Fund.

Portfolio by Market Sector as of October 31, 2013

(Percentage of Net Assets)

Top 10 Holdings by Issuer as of October 31, 2013

Holding	Sector	% of Net Assets
Ryanair Holdings PLC	Transportation	17.23%
Kerry Group PLC, Series A	Food and Beverages	10.50%
CRH PLC	Construction and Building Materials	10.49%
Aryzta AG	Food and Agriculture	9.08%
Bank of Ireland (The)	Financial	5.75%
Smurfit Kappa Group PLC	Forest Products and Paper	4.90%
Kingspan Group PLC	Construction and Building Materials	4.53%
Grafton Group PLC-UTS	Construction and Building Materials	4.48%
CPL Resources PLC	Business Support Services	4.15%
Irish Continental Group PLC	Transportation	4.12%

The New Ireland Fund, Inc.

Portfolio Holdings

October 31, 2013	Shares	Value (U.S.) (Note A)
COMMON STOCKS (99.04%)
COMMON STOCKS OF IRISH COMPANIES (98.04%)

Agricultural Operations (1.69%)
Origin Enterprises PLC*	124,171	$1,208,690

Business Services (1.00%)
DCC PLC	15,931	716,400

Business Support Services (4.15%)
CPL Resources PLC	362,057	2,977,927

Construction and Building Materials (19.50%)
CRH PLC	308,948	7,518,309
Grafton Group PLC-UTS	336,202	3,213,858
Kingspan Group PLC	193,702	3,244,342

		13,976,509

Diversified Financial Services (3.19%)
FBD Holdings PLC	94,778	2,048,738
TVC Holdings PLC	285,973	236,769

		2,285,507

Energy (2.85%)
Dragon Oil PLC	219,805	2,043,974

Financial (5.75%)
Bank of Ireland (The)*	11,229,060	4,121,819

Food and Agriculture (9.08%)
Aryzta AG	87,110	6,509,811

Food and Beverages (16.66%)
C&C Group PLC	156,993	921,391
Glanbia PLC	162,282	2,276,836
Kerry Group PLC, Series A	117,406	7,528,213
Total Produce PLC	1,091,757	1,217,087

		11,943,527

Forest Products and Paper (4.90%)
Smurfit Kappa Group PLC	144,285	3,511,203

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Portfolio Holdings (continued)

October 31, 2013	Shares	Value (U.S.) (Note A)
COMMON STOCKS (continued)

Health Care Services (2.58%)
Elan Corp. PLC-Sponsored ADR*	110,956	$1,848,527

Leisure and Hotels (2.97%)
Paddy Power PLC	26,058	2,125,564

Mining (0.54%)
Kenmare Resources PLC*	1,212,752	390,753

Transportation (23.18%)
Aer Lingus Group PLC	686,793	1,307,181
Irish Continental Group PLC	84,247	2,956,707
Ryanair Holdings PLC	911,868	7,562,120
Ryanair Holdings PLC-Sponsored ADR	95,422	4,791,139

		16,617,147

TOTAL COMMON STOCKS OF IRISH COMPANIES (Cost $44,622,186)		70,277,358

COMMON STOCKS OF UNITED KINGDOM COMPANIES (1.00%)

Utility Company (1.00%)
Severn Trent PLC	23,966	715,018

TOTAL COMMON STOCKS OF UNITED KINGDOM COMPANIES (Cost $593,937)		715,018

TOTAL COMMON STOCKS BEFORE FOREIGN CURRENCY ON DEPOSIT (Cost $45,216,123)		$70,992,376

	Face Value
FOREIGN CURRENCY ON DEPOSIT (0.96%)
Euro	€506,070	688,006

TOTAL FOREIGN CURRENCY ON DEPOSIT (Cost $690,298)**		688,006

TOTAL INVESTMENTS (100.00%) (Cost $45,906,421)		71,680,382
OTHER ASSETS AND LIABILITIES (0.00%)		3,239

NET ASSETS (100.00%)		$71,683,621

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Portfolio Holdings (continued)

*		Non-income producing security.
**		Foreign currency held on deposit at JPMorgan Chase & Co.
ADR	–	American Depositary Receipt traded in U.S. dollars.
UTS	–	Units.

The Inputs of methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. The summary of inputs used to value the Fund’s net assets as of October 31, 2013 is as follows (See Note A – Security Valuation and Fair Value measurements in the Notes to Financial Statements):

	Total Value at 10/31/13	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input

Investments in Securities*†	$70,992,376	$70,992,376	$—	$—

*	See Portfolio Holdings detail for country breakout.
†	Total Investments exclude Foreign Currency on Deposit and Other Assets.

At the end of the period ended October 31, 2013, an investment with a total aggregate value of $236,769 was transferred from Level 2 to Level 1 because the security traded on the last day of the quarter.

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Assets and Liabilities

October 31, 2013

ASSETS:
Investments at value (Cost $45,216,123) See accompanying schedule	U.S.	$70,992,376
Cash		105,791
Foreign currency (Cost $690,298)		688,006
Dividends receivable		45,922
Prepaid expenses		30,080

Total Assets		71,862,175

LIABILITIES:
Printing fees payable		14,203
Accrued legal fees payable		44,195
Investment advisory fee payable (Note B)		38,043
Accrued audit fees payable		42,000
Custodian fees payable (Note B)		13,605
Administration fee payable (Note B)		10,667
Directors’ fees and expenses		13,612
Accrued expenses and other payables		2,229

Total Liabilities		178,554

NET ASSETS	U.S.	$71,683,621

AT OCTOBER 31, 2013 NET ASSETS CONSISTED OF:
Common Stock, U.S. $.01 Par Value - Authorized 20,000,000 Shares Issued and Outstanding 5,034,322 Shares	U.S.	$50,343
Additional Paid-in Capital		51,902,803
Undistributed Net Investment Income		350,215
Accumulated Net Realized Loss		(6,394,319)
Net Unrealized Appreciation of Securities, Foreign Currency and Net Other Assets		25,774,579

TOTAL NET ASSETS	U.S.	$71,683,621

NET ASSET VALUE PER SHARE (Applicable to 5,034,322 outstanding shares) (authorized 20,000,000 shares)
(U.S. $71,683,621 ÷ 5,034,322)	U.S.	$14.24

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Operations

			For the Year Ended October 31, 2013

INVESTMENT INCOME
Dividends		U.S.	$1,807,195

TOTAL INVESTMENT INCOME			1,807,195

EXPENSES
Investment advisory fee (Note B)	$386,681
Directors’ fees	192,753
Legal fees	183,122
Administration fee (Note B)	128,077
Printing fees	34,303
Compliance fees	67,641
Insurance premiums	51,298
Audit fees	42,700
Custodian fees (Note B)	24,646
Other	122,651

TOTAL EXPENSES			1,233,872

NET INVESTMENT INCOME		U.S.	$573,323

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
Realized gain on:
Securities transactions	6,698,925
Foreign currency transactions	104,710

Net realized gain on investments and foreign currency during the year			6,803,635

Net change in unrealized appreciation/(depreciation) of:
Securities	15,992,686
Foreign currency and net other assets	(2,233)

Net unrealized appreciation of investments and foreign currency during the year			15,990,453

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY			22,794,088

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		U.S.	$23,367,411

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Changes in Net Assets

	Year Ended October 31, 2013		Year Ended October 31, 2012

Net investment income/(loss)	U.S.	$573,323	U.S.	$(198,048)
Net realized gain on investments and foreign currency transactions		6,803,635		2,827,384
Net unrealized appreciation of investments, foreign currency holdings and net other assets		15,990,453		2,816,333

Net increase in net assets resulting from operations		23,367,411		5,445,669

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income		—		(127,802)

Total distributions		—		(127,802)

CAPITAL SHARE TRANSACTIONS:
Value of 122,026 and 316,714 shares repurchased, respectively (Note F)		(1,151,983)		(2,444,590)
Value of 0 and 924,000 shares, respectively, in connection with a Tender Offer (Note F)		—		(7,475,160)
Value of 0 and 631 shares issued, respectively, to shareholders in connection with a stock distribution (Note E)		—		4,379

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS		(1,151,983)		(9,915,371)

Total Increase/(decrease) in net assets		22,215,428		(4,597,504)

NET ASSETS
Beginning of year		49,468,193		54,065,697

End of year (Including accumulated/undistributed net investment income/(loss) of $350,215 and $(327,818), respectively)	U.S.	$71,683,621	U.S.	$49,468,193

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Financial Highlights (For a Fund share outstanding throughout each period)

	Year Ended October 31,
	2013			2012	2011	2010	2009

Operating Performance:
Net Asset Value, Beginning of Year	U.S.	$9.59		$8.45	$7.70	$8.20	$10.18

Net Investment Income/(Loss)		0.11		(0.04)	0.01	0.05	(0.06)
Net Realized and Unrealized Gain/(Loss) on Investments		4.51		1.11	0.76	(0.61)	1.23

Net Increase/(Decrease) in Net Assets Resulting from Investment Operations		4.62		1.07	0.77	(0.56)	1.17

Distributions to Shareholders from:
Net Investment Income		—		(0.02)	(0.06)	—	(0.33)
Net Realized Gains		—		—	—	—	(2.76)

Total from Distributions		—		(0.02)	(0.06)	—	(3.09)

Anti-Dilutive/(Dilutive) Impact of Capital Share Transactions		0.03	(a)	0.09 (b)	0.04 (c)	0.06 (d)	(0.06	) (e)

Net Asset Value, End of Year	U.S.	$14.24		$9.59	$8.45	$7.70	$8.20

Share Price, End of Year	U.S.	$12.40		$8.84	$7.61	$6.51	$7.09

Total NAV Investment Return (f)		48.49%		13.82%	10.69%	(6.10)%	26.91%

Total Market Investment Return (g)		40.27%		16.50%	17.91%	(8.18)%	25.06%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	U.S.	$71,684		$49,468	$54,066	$51,428	$57,786
Ratio of Net Investment Income/(Loss) to Average Net Assets		0.95%		(0.39)%	0.15%	0.69%	(0.87)%
Ratio of Operating Expenses to Average Net Assets		2.05%		2.66%	2.22%	2.02%	2.65%
Portfolio Turnover Rate		35%		21%	23%	11%	16%

(a)	Amount represents $0.03 per share impact for shares repurchased by the Fund under the Share Repurchase Program.
(b)	Amount represents $0.09 per share repurchased by the Fund. $0.09 per share impact represents $0.06 for shares repurchased under the Share Repurchase Program and $0.03 per share impact related to the Tender Offer, which was completed in June, 2012.
(c)	Amount represents $0.04 per share impact for shares repurchased by the Fund under the Share Repurchase Program.
(d)	Amount represents $0.06 per share impact for shares repurchased by the Fund under the Share Repurchase Program.
(e)	Amount represents $0.08 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.14 per share impact for the new shares issued as Capital Gain Stock Distribution.
(f)	Based on share net asset value and reinvestment of distribution at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
(g)	Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Notes to Financial Statements

The New Ireland Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investment primarily in equity securities of Irish Companies. The Fund is designed for U.S. and other investors who wish to participate in the Irish securities markets. In order to take advantage of significant changes that have occurred in the Irish economy and to advance the Fund’s investment objective, the investment strategy now has a bias towards Ireland’s growth companies.

Under normal circumstances, the Fund invests at least 80% of its total assets in Irish equity and fixed income securities. At least 65% of the Fund’s total assets will be invested in equity securities of Irish companies. Irish companies are defined as issuers organized under the laws of Ireland. Accordingly, the Fund’s assets invested in equity securities of Irish Companies may include investments in Companies that are organized in Ireland, but have limited business activities in Ireland. The Board of Directors recently approved an amendment to the Fund’s investment policies to permit the remaining 20% of the Fund’s assets to be invested in other types of securities, including equity and debt securities of issuers from throughout the world regardless of whether such issuers are or may be affected by developments in the Irish economy or Ireland’s international economic relations. The Fund may invest up to 25% of its assets in equity securities that are not listed on any securities exchange.

To the extent the Fund invests in companies that are organized in Ireland, but have limited business activities in Ireland, or in non-Irish companies that have no economic ties to Ireland, its performance may diverge, perhaps materially, from the performance of the Irish economy and securities markets, and the Fund may be exposed to the risks of countries in which these companies are located or have their principal business activities.

A. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the Funds’ pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the Board of Directors to represent fair value. Short-term securities that mature in 60 days or less are valued at amortized cost.

Fair Value Measurements: As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Principles (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. A summary of the levels of the Fund’s investments as of October 31, 2013 is included with the Fund’s Portfolio of Holdings.

At the end of each calendar quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Dividends and Distributions to Stockholders: Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some point in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

For tax purposes at October 31, 2013 and October 31, 2012, the Fund distributed $0 and $127,802, respectively, of ordinary income. The Fund did not have any net long-term capital gains for distribution for years ended October 31, 2013 and October 31, 2012.

Permanent differences between book and tax basis reporting for the year ended October 31, 2013 have been identified and appropriately reclassified to reflect an increase in accumulated net investment income of $104,710 and a decrease in accumulated net realized loss of $104,710. These adjustments were related to Section 988 gain (loss) reclasses. Net assets were not affected by this reclassification.

U.S. Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required.

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

Management has analyzed the Fund’s tax positions taken on Federal income tax returns for all open tax years (October 31, 2013, 2012, and 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. dollars by obtaining from Interactive Data Corp. (“IDC”) each day the current 4:00pm London time spot rate and future rate (the future rates are quoted in 30-day increments) on foreign currency contracts. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

Securities Transactions and Investment Income: Securities transactions are recorded based on their trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. Management Services:

Effective July 21, 2011, the Fund entered into an investment advisory agreement (the “Investment Advisory Agreement”) with Kleinwort Benson Investors International Ltd. (“KBII”). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $50 million, 0.60% if the value of the average daily net assets of the Fund over $50 million and up to and including $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. In addition, KBII provides investor services to existing and potential shareholders.

The Fund has entered into an administration agreement (the “Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”). The Fund pays BNY Mellon an annual fee payable monthly. During the year ended October 31, 2013, the Fund incurred expenses of U.S. $128,077 in administration fees to BNY Mellon.

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

JPMorgan Chase & Co. served as the custodian of the Fund’s assets. During the year ended October 31, 2013, the Fund incurred expenses for JPMorgan Chase & Co. of U.S. $24,646.

C. Purchases and Sales of Securities:

The cost of purchases and proceeds from sales of securities for the year ended October 31, 2013 excluding U.S. government and short-term investments, aggregated U.S. $20,826,797 and U.S. $21,755,816, respectively.

D. Components of Distributable Earnings:

At October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Qualified Late Year Losses Deferred	Undistributed Ordinary Income	Undistributed Long-Term Gains	Net Unrealized Appreciation
$(4,924,318)	$—	$350,215	$—	$24,304,578

As of October 31, 2013, the Fund had pre-enactment capital loss carryforwards of $4,924,318 which will expire on October 31, 2018. During the year ended October 31, 2013 $5,988,506 of capital loss carryforward was utilized.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. New net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss. Such new net capital losses generally must be used by a regulated investment company before it uses any net capital losses incurred in taxable years beginning on or before December 22, 2010. This increases the likelihood that net capital losses incurred in taxable years beginning on or before December 22, 2010 will expire unused.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and appreciation on assets and liabilities in foreign currencies on a tax basis as of October 31, 2013 were as follows:

Total Cost of Investments	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Foreign Currency	Net Unrealized Appreciation
$46,686,124	$27,032,029	$(2,725,777)	$24,306,252	$(1,674)	$24,304,578

E. Common Stock:

For the year ended October 31, 2013, the Fund issued no shares in connection with stock distribution. For the year ended October 31, 2012, the Fund issued 631 shares in connection with stock distribution in the amount of $4,379.

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

F. Share Repurchase Program:

In accordance with Section 23(c) of the 1940 Act, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the year ended October 31, 2013, the Fund repurchased 122,026 (2.37% of the shares outstanding at October 31, 2012) of its shares for a total cost of $1,151,983, at an average discount of 11.62% of net asset value.

For the year ended October 31, 2012, the Fund repurchased 316,714 (4.95% of the shares outstanding at October 31, 2011) of its shares for a total cost of $2,444,590, at an average discount of 12.52% of net asset value. In addition the Fund had a tender offer of 924,000 (14.4% of the shares outstanding at October 31, 2011) of its shares for a total cost of $7,475,160, at an average discount of 2.06% of net asset value.

G. Market Concentration:

Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

H. Risk Factors:

Investing in the Fund may involve certain risks including, but not limited to, those described below.

The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the United States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

I. Subsequent Event:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event: The Fund changed its custodian from JPMorgan Chase & Co. to U.S. Bank, N.A., effective on November 12, 2013.

The New Ireland Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The New Ireland Fund, Inc.

We have audited the accompanying statements of assets and liabilities of The New Ireland Fund, Inc. (the “Fund”), including the portfolio holdings, as of October 31, 2013, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New Ireland Fund, Inc. as of October 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 19, 2013

Additional Information (unaudited)

Dividend Reinvestment and Cash Purchase Plan

The Fund will distribute to shareholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) approved by the Fund’s Board of Directors (the “Directors”), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the “Plan Agent”) is instructed otherwise by the shareholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Fund shares registered in street names may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These shareholders should consult their broker-dealer for details. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. (“New York Stock Exchange”), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants’ account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund’s common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant

Additional Information (unaudited) (continued)

may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York, 10038, telephone number (718) 921-8283.

Meeting of Shareholders

On June 4, 2013, the Fund held its Annual Meeting of Shareholders. David Dempsey was elected as a Director by the following votes: 3,650,434 For; 337,434 Abstaining. Peter Hooper, Sean Hawkshaw and Margaret Duffy continue to serve in their capacities as Directors of the Fund.

Additional Information (unaudited) (continued)

Fund’s Privacy Policy

The New Ireland Fund, Inc. appreciates the privacy concerns and expectations of its registered shareholders and safeguarding their nonpublic personal information (“Information”) is of great importance to the Fund.

The Fund collects Information pertaining to its registered shareholders, including matters such as name, address, tax I.D. number, Social Security number and instructions regarding the Fund’s Dividend Reinvestment Plan. The Information is collected from the following sources:

•	Directly from the registered shareholder through data provided on applications or other forms and through account inquiries by mail, telephone or e-mail.

•	From the registered shareholder’s broker as the shares are initially transferred into registered form.

Except as permitted by law, the Fund does not disclose any Information about its current or former registered shareholders to anyone. The disclosures made by the Fund are primarily to the Fund’s service providers as needed to maintain account records and perform other services for the Fund’s shareholders. The Fund maintains physical, electronic, and procedural safeguards to protect the shareholders’ Information in the Fund’s possession.

The Fund’s privacy policy applies only to its individual registered shareholders. If you own shares of the Fund through a third party broker, bank or other financial institution, that institution’s privacy policies will apply to you and the Fund’s privacy policy will not.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) by calling 1-800-468-6475; (2) on the Fund’s website located at http://www.newirelandfund.com; (3) on the SEC’s website at http://www.sec.gov; or (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475. This information is also available from the EDGAR database or the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling 1-800-468-6475, and at http://www.sec.gov.

Certifications

The Fund’s president has certified to the New York Stock Exchange (“NYSE”) that, as of June 21, 2013, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the SEC on Forms N-CSR and N-CSRS contain certifications by the Fund’s principal executive officer and principal

Additional Information (unaudited) (continued)

financial officer that relate to the Fund’s disclosure in such reports and that are required by rule 30a2(a) under the Investment Company Act.

Tax Information

For the fiscal year ended October 31, 2013, the Fund had no designated long-term capital gains.

Advisory Agreement

(In this disclosure, the term “Fund” refers to The New Ireland Fund, Inc., the term “Adviser” refers to Kleinwort Benson Investors International Ltd. and the term “Administrator” refers to BNY Mellon).

The Directors, including a majority of the Directors who are considered to be “interested persons” of the Fund under the 1940 Act (the “Independent Directors”), unanimously approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and the Adviser for an additional annual period at an in-person meeting held on June 4, 2013.

In considering whether to approve the renewal of the Advisory Agreement, the Directors reviewed a variety of information provided by the Adviser and the Administrator, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Adviser. The materials provided to the Directors generally include, among other items: (i) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund’s performance benchmarks; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the Advisory Agreement to the Adviser; (iv) a report prepared by the Adviser in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory arrangement under the 1940 Act and Maryland law. The Directors, including the Independent Directors, also considered other matters such as: (i) the Adviser’s financial results and financial condition; (ii) the Fund’s investment objective and strategies; (iii) the Adviser’s investment personnel and operations; (iv) the procedures employed to determine the value of the Fund’s assets; (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (vii) possible conflicts of interest. Throughout the process, the Board was afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Directors in connection with their annual consideration of the continuation of the Advisory Agreement, the Directors received materials in advance of each regular quarterly meeting of the Board that provided information relating to the services provided by the Adviser.

Additional Information (unaudited) (continued)

The Independent Directors were advised by separate independent legal counsel throughout the process. The Independent Directors also discussed the proposed continuances in a private session with counsel at which no representatives of the Adviser were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Fund, the Directors considered all factors they believed relevant, including the following:

1)	the total compensation to be received, directly or indirectly, by the Adviser;

2)	the expenses incurred by the Advisor in performing services under the Agreement;

3)	the Fund’s expense ratio;

4)	the possible reduction in advisory fees to reflect economies of scale;

5)	competitive prices for comparable services;

6)	competitive expense ratios;

7)	past performance and reliability of the Adviser; and

8)	the terms of other advisory contracts to which the Adviser is a party.

The Directors did not identify any single factor as determinative. Individual Directors may have evaluated information presented differently from one another, giving different weights to different factors.

Matters considered by the Directors, including the Independent Directors, in connection with their approval of the Advisory Agreement included in the factors listed below.

Nature, extent and quality of services provided by the Adviser

The Directors considered the nature, extent and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services continue to expand as a result of regulatory and other market developments. The Directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own compliance program and coordinates certain activities with the Fund’s Chief Compliance Officer, and these compliance programs are routinely refined and enhanced in light of new regulatory requirements and current market conditions. The Directors considered the Adviser’s investment experience, the quality of the investment research capabilities of the Adviser and the other resources dedicated to performing services for the Fund. The quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Fund’s other service providers, also were considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Advisory Agreement.

Costs of services provided and profitability to the Adviser

At the request of the Directors, the Adviser provided information concerning the profitability to the Adviser of the Advisory Agreement. The Directors reviewed with the Adviser assumptions and methods of allocation used by the Adviser in preparing this Fund-specific profitability data. The Directors recognized that it is difficult to make comparisons of profitability from investment advisory contracts. This is because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the type of clients it advises, its business mix, and numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the Directors

Additional Information (unaudited) (continued)

considered the effect of fall-out benefits on the Adviser’s expenses. The Directors recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides, to the Fund. Based on their review, they concluded they were satisfied that the Adviser’s level of profitability, from its relationship with the Fund, was not excessive.

Fall-Out benefits

The Directors also considered so-called “fall-out benefits” to the Adviser and its affiliates, such as reputational and other benefits from the Adviser’s association with the Fund. The Directors considered any possible conflicts of interest associated with these fall-out and other benefits.

The Adviser advised the Directors that no portfolio transactions were expected to be allocated pursuant to arrangements whereby the Adviser receives brokerage and research services from brokers that execute the Fund’s purchases and sales of securities. As a result, none of the Adviser’s research or other expenses was anticipated to be offset by the use of the Fund’s commissions.

Investment results

The Directors considered the investment results of the Fund as compared to six other single country developed markets closed-end equity funds (“Peer Funds”) based on information provided by Lipper, Inc., an independent third-party provider of investment company data, and by reviewing the performance of the benchmark. In addition to the information received by the Directors for the meeting, the Directors receive detailed performance information for the Fund at each regular Board meeting during the year.

The comparative information showed that the performance of the Fund compared favorably to the Peer Funds and was also above that of the Fund’s benchmark over the one and three-year periods ended April 30, 2013. It was noted that the Fund’s diversification requirements limited its investment flexibility compared to other advisory accounts managed by the Adviser. Based upon their review, the Directors concluded that the Fund’s relative investment performance over time had been satisfactory.

Advisory Fee

The Adviser reviewed with the Directors the major differences in the scope of services it provides to institutional clients and to the Fund. For example, despite not being required, under the Advisory Agreement, the Adviser provides, among other things, consultants who serve as Officers of the Fund (which officers provide required certifications, with the attendant costs and exposure to liability). The Adviser also assists in coordinating the provision of services to the Fund by certain nonaffiliated service providers. In looking at fee comparisons, the Directors took these aspects into consideration.

The information provided by Lipper showed that the Fund’s effective advisory fee rate of 0.62% (based on net assets at December 31, 2012) was well within the range of advisory fees paid by the Peer Funds, and was below the average and the median for the group.

The Directors recognized the limitations on the usefulness of these comparisons, given the nature, extent and quality of the services provided by the advisers of other portfolios. Similar limitations are inherent in comparing services being provided by the Adviser to its other clients.

Additional Information (unaudited) (continued)

The Directors took into account that, although the Adviser may realize economies of scale in managing the Fund, as its assets increase, there are substantial restraints on the growth of Fund assets. These are: (a) a public offering may only reasonably be made in rights offerings, or when the market price of the Fund’s shares exceeds the net asset value per share; and (b) stockholders either take dividends or distributions in cash or they reinvest them in secondary market purchases of Fund shares, neither of which serves to increase Fund assets.

The Directors also took into account the Fund’s expenses, including the factors that impacted the Fund’s expenses.

After considering the information, the Directors concluded that they believed that the Fund’s advisory fee was reasonable, with the breakpoint set at a relatively low level of assets. They also concluded that the absolute dollar fees paid to the Adviser were modest, in light of the commitment required to advise the Fund, and that they were satisfied with the nature and quality of the services provided.

In addition, the Directors recognized that many industry observers have noted that the level of services required and risks involved in managing registered investment companies are significantly different from those for pension and institutional accounts and that market fees vary accordingly. Although for investment advisers such as the Adviser, who are not also administrators of closed-end funds, this may be true to a lesser extent than for more full-service fund managers.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the investment advisory arrangements between the Fund and the Adviser were fair and reasonable and that the renewal of the Advisory Agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Independent Directors voting separately, approved the Advisory Agreement for an additional one-year period.

Board of Directors/Officers (unaudited)

Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director
INDEPENDENT DIRECTORS:

Peter J. Hooper, 73 Westchester Financial Center, Suite 1000 50 Main Street White Plains, NY 10606	Director and Chairman of the Board	Since 1990 Current term expires in 2015	President, Hooper Associates – Consultants (1994 to present); Director, The Ireland United States Council for Commerce and Industry (1984 to present).	1

David Dempsey, 64 Bentley Associates L.P. 250 Park Avenue – Suite 1101 New York, NY 10177	Director	Since 2007 Current term expires in 2016	Managing Director, Bentley Associates L.P., – Investment Bank (1992 to present).	1

Margaret Duffy, 70 164 East 72 Street, Suite 7B New York, NY 10021	Director	Since 2006 Current term expires in 2014	Retired Partner Arthur Andersen LLP and currently a Financial Consultant; Director, The Dyson-Kissner-Moran Corporation (2000 to 2010).	1
INTERESTED DIRECTOR:

Sean Hawkshaw, 49 Kleinwort Benson Investors International Ltd One Rockefeller Plaza, 32nd Floor New York, NY 10020	President and Director**	President Since 2011 Director from July 2011 to June 2012 and Since March 2013 Current term expires in 2014	Chief Executive Officer & Director, Kleinwort Benson Investors International Ltd (2002 to present); Director, Kleinwort Benson Investors Dublin Limited (1994 to Present); Director, Kleinwort Benson Fund Managers Limited (2002 to 2013); Director, Kleinwort Benson Investors Institutional Funds PLC (2004 to 2013); Director Kleinwort Benson Investors Qualifying Investor Fund, PLC (2006 to Present); Director, Irish Auditing and Accounting Supervisory Authority (2006 to Present); Director KBC Asset Management (U.K.) Ltd (2002 to 2010); Director KBC Life Fund Management Ireland Ltd (2003 to 2009); Director Fusion Alternative Investments PLC (2008 to Present); Director, Irish Association of Investment Managers (2003 to Present).	1

*	Each Director shall serve until the expiration of his or her current term and until his or her successor is elected and qualified.
**	Mr. Hawkshaw is deemed to be an “interested” director because of his affiliation with Kleinwort Benson Investors International Ltd, the investment adviser to the Fund.

Board of Directors/Officers (unaudited) (continued)

Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) and Other Directorships During Past Five Years
OFFICERS***:

Sean Hawkshaw	President and Director**	Since 2011	See prior page.

Lelia Long, 51 BNY Mellon Center One Boston Place 201 Washington Street, 34th Floor Boston, Massachusetts 02109	Treasurer	Since 2002	Investment Management and Compliance Consultant, (2009 to present).

Salvatore Faia, 51 BNY Mellon Center One Boston Place 201 Washington Street, 34th Floor Boston, Massachusetts 02109	Chief Compliance Officer	Since 2005	President, Vigilant Compliance LLC, (2004 to present); Director, EIP Growth and Income Fund (2005 to present).

Bryan Deering, 41 BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01580	Assistant Treasurer	Since 2013	Vice President and Director, BNY Mellon Investment Servicing (US) Inc. (2013 to present).

Vincenzo A. Scarduzio, 41 BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway, 2nd Floor Wilmington, DE 19809	Secretary	Since 2005	Vice President and Counsel, BNY Mellon Investment Servicing (US) Inc. (2013 to present); Vice President and Assistant Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 to 2012); Assistant Vice President, BNY Mellon Investment Servicing (US) Inc. (2006 to 2010).

*	Each Director shall serve until the expiration of his or her current term and until his or her successor is elected and qualified.
**	Mr. Hawkshaw is deemed to be an “interested” director because of his affiliation with Kleinwort Benson Investors International Ltd, the investment adviser to the Fund.
***	Each officer of the Fund will hold office until a successor has been elected by the Board of Directors.

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The New Ireland Fund, Inc.

Directors and Officers

Peter J. Hooper	– Chairman of the Board
Sean Hawkshaw	– Director and President
David Dempsey	– Director
Margaret Duffy	– Director
Lelia Long	– Treasurer
Bryan Deering	– Assistant Treasurer
Vincenzo Scarduzio	– Secretary
Salvatore Faia	– Chief Compliance Officer

Investment Adviser

Kleinwort Benson Investors

International Ltd.

One Rockefeller Plaza - 32nd Floor

New York, NY 10020

Administrator

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

U.S. Bank, N.A.

1555 N. Rivercenter Dr., MK-WI-5302

Milwaukee, WI 53212

Shareholder Servicing Agent

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, New York 10004

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street

Philadelphia, PA 19103

Correspondence

All correspondence should be addressed to:

The New Ireland Fund, Inc.

c/o BNY Mellon Center

One Boston Place

201 Washington Street

34th Floor

Boston, Massachusetts 02109

Telephone inquiries should be directed to:

1-800-GO-TO-IRL (1-800-468-6475)

Website address:

www.newirelandfund.com

IR-AR 10/13

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Margaret Duffy is qualified to serve as an audit committee financial expert serving on its audit committee and that she is “independent.”

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $37,000 (2012) and $37,500 (2013).

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 (2012) and $0 (2013).

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,000 (2012) and $4,500 (2013).

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 (2012) and $0 (2013).

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

THE NEW IRELAND FUND, INC.

Audit & Valuation Committee Policy

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit & Valuation Committee of The New Ireland Fund, Inc. (the “Fund”) is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit & Valuation Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit & Valuation Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Fund

On an annual basis, the scope of audits for the Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit & Valuation Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit & Valuation Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chairman pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chairman) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chairman) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

Annual Fund financial statement audits

SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

Accounting consultations

Agreed upon procedure reports

Attestation reports

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit & Valuation Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $7,500.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and

Sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Accounting methods studies

Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit & Valuation Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $7,500.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser, or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to KBII and KBII Affiliates

Certain non-audit services provided to Kleinwort Benson Investors International Limited (“KBII”) or any entity controlling, controlled by or under common control with KBII that provides ongoing services to the Fund (“KBII Affiliates”) will be subject to pre-approval by the Audit & Valuation Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Fund. Individual projects that are not presented to the Audit & Valuation Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $75,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit & Valuation Committee will not pre-approve all services provided to KBII Affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to KBII and KBII Affiliates.

December 10, 2003

Updated December 2011

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 (2012) and $0 (2013).

(h)	Not applicable.

Item 5.	Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following independent directors of the registrant: Margaret Duffy, Peter J. Hooper, and David Dempsey.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

2.19	PROXY VOTING

Rule Ref: Advisers Act Rule 206(4)-6

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The rule further requires the adviser to provide a concise summary of its proxy voting process, and offer to provide upon request copies of the complete proxy voting policy and procedures, to clients. Lastly, the rule requires the adviser to retain certain records about its proxy voting and to disclose to clients how they may obtain information on how the adviser voted with respect to their securities.

KBII Ltd shall generally be responsible for voting proxies on behalf of client accounts. However, some clients may opt to retain full proxy voting authority. In cases where KBII Ltd votes proxies for client accounts, the company will vote proxies in the best interest of its clients using reasonable care and diligence.

Proxy Voting Policy

Client Votes Proxies

Notwithstanding KBII Ltd’s discretionary authority to make investment decisions on behalf of its clients, KBII Ltd will not exercise proxy voting authority over certain of its clients’ accounts. The obligation to vote client proxies shall rest with KBII Ltd’s clients in these cases. Clients shall in no way be precluded from contacting KBII Ltd for advice or information about a particular proxy vote. However, KBII Ltd shall not be deemed to have proxy voting authority solely as a result of providing such advice to Clients.

Should KBII Ltd inadvertently receive proxy information for a security held in a client’s account over which it does not maintain proxy voting authority, KBII Ltd will immediately forward such information to the client, but will not take any further action with respect to the voting of such proxy.

KBII Ltd Votes Proxies

KBII Ltd has retained ISS Governance (“ISS”) to provide advice on proxies and assist it in coordinating and voting proxies with respect to client securities in those accounts for which KBII Ltd has been granted full authority to vote proxies. ISS is responsible for monitoring and tracking all proxies for KBII Ltd and has direct feeds from the KBII Ltd client custodians and either the Asset Manager will vote the Proxy using the ISS interface or ISS will propose to vote in accordance with ISS’s Proxy Voting Guidelines Summary (the “Guidelines”), with KBII Ltd retaining the right to override the ISS Guideline recommendation. In addition, a record of all proxy votes and information relevant to such votes shall be maintained by ISS.

The Client may also provide KBII Ltd with an instruction as regards how proxies are to be voted, and in this instance, KBII Ltd will have these requirements coded into the ISS system, and ISS will vote appropriately.

The Proxy Voting Committee has reviewed the Guidelines and considers them to be in the client’s best interests. The Proxy Voting Committee will review ISS’s guidelines no less than annually to determine their continued appropriateness. Client Servicing will monitor ISS to ensure that proxies are properly voted in a timely manner and that appropriate records are being retained.

The Asset Managers have the authority to vote on specific issues in a manner that differs from the Guidelines when it is in the best interest of clients to do so. In addition, there may be instances where the Asset Managers may wish to vote differently for proxies held by more than one product group. The CCO shall review all such votes to determine that there are no conflicts of interest with regards to such votes. KBII Ltd shall maintain documentation of the reason and basis for any such votes.

In addition, KBII Ltd may opt to abstain from voting if it deems that abstinence is in its clients’ best interests. For example, KBII Ltd may be unable to vote securities that have been lent by the custodian, or where voting would restrict the sale of securities.

ISS will retain the following information in connection with each proxy vote:

1.	The issuer’s name;
2.	The security’s ticker symbol or CUSIP, as applicable;
3.	The shareholder meeting date;
4.	The number of shares that KBII Ltd voted;
5.	A brief identification of the matter voted on;
6.	Whether the matter was proposed by the issuer or a security-holder;
7.	Whether KBII Ltd cast a vote;
8.	How KBII Ltd cast its vote (for the proposal, against the proposal, or abstain); and
9.	Whether KBII Ltd cast its vote with or against management.

If KBII Ltd votes the same proxy in two directions, this will be noted by the relevant party i.e. the relevant Asset Manager voting against the ISS guideline (e.g., KBII Ltd believes that voting with management is in clients’ best interests, but Client X gave specific instructions to vote against management).

The Compliance and Risk unit will on a periodic basis carry out a spot check to compare the KBII Ltd or client instruction against the way that a proxy has been voted by ISS.

Proxies received after a client terminates its advisory relationship with KBII Ltd will not be voted. The Client Servicing team will promptly return such proxies to the sender, along with a statement indicating that KBII Ltd’s advisory relationship with the client has terminated, and that future proxies should not be sent to KBII Ltd.

Procedures for Handling Conflicts of Interest

An attempt will be made to identify all potential conflicts of interest that exist between the interests of KBII Ltd and its clients. KBII Ltd realizes that due to the difficulty of predicting and identifying all material conflicts, it must also rely on employees to notify the Compliance & Risk Control Unit of any material conflicts that could influence the proxy voting process. To mitigate these conflicts, KBII Ltd shall rely on ISS to vote proxies on behalf of clients.

The following is a non-exhaustive list of potential internal conflicts of interests that could influence the proxy voting process:

—

KBII Ltd retains an institutional client, or is in the process of retaining an institutional client, that is affiliated with an issuer that is held in KBII Ltd’s client portfolios. For example, KBII Ltd may be retained to manage the pension fund of Company A. Company A is a public company and KBII Ltd client accounts hold shares of Company A. This type of relationship may influence KBII Ltd to vote with management of Company A on proxies to gain favour with management. Such favour may influence Company A’s decision to continue its advisory relationship with KBII Ltd.

—

KBII Ltd retains a client, or is in the process of retaining a client, that is an officer or director of an issuer that is held in KBII Ltd’s client portfolios. Similar conflicts of interest exist in this relationship as discussed immediately above.

—

KBII Ltd’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an employee may be a high-level executive of an issuer that is held in KBII Ltd’s client portfolios. The spouse may attempt to influence KBII Ltd to vote in favour of management.

—

KBII Ltd or an employee personally owns a significant number of securities of an issuer, and client portfolios also hold securities of that same issuer. For any number of reasons, the employee may seek to vote proxies in a different direction for his or her personal holdings than would otherwise be warranted by the proxy voting policy. The employee may oppose voting the proxies according to the policy and successfully influence KBII Ltd to vote proxies in contradiction to the policy.

—

Company A, whose securities are held in client portfolios, is a client of one of KBII Ltd’s affiliates. KBII Ltd may be influenced to vote proxies in a way that would benefit Company A, rather than KBII Ltd’s clients.

Role of the Proxy Voting Committee

The Committee shall be called together by the Chief Investment Officer firstly to approve the ISS guidelines and thereafter where there is a need for a decision. The Chief Investment Officer will be responsible for monitoring corporate actions and ensuring the timely submission of proxies. KBII Ltd has established the method by which members of the Committee are chosen. The Committee will consist of the following members who are knowledgeable about the investment objectives, strategies and portfolio holdings of the Funds which the Adviser advises:

o	Chief Investment Officer
o	Chief Compliance Officer
o	Asset Managers who have matters of relevance to be discussed.

The Committee shall be chaired by the Chef Investment Officer or, in their absence, the Chief Compliance Officer. The Committee shall consist of not less than three people.

The Committee shall be responsible for administering these policies and procedures and reporting at least annually to the Board of Directors of KBII Ltd concerning any deviation from the Policies.

Voting by the Proxy Voting Committee

The Committee will review any proxy vote requiring decision and taking into account the client mandate shall decide on how to vote, using the following criteria as applicable in descending order of priority:

(i)	Long-term economic impact on the subject company.
(ii)	Short-term economic impact on the subject company.
(iii)	Long-term impact on broader economic considerations, such as the subject company’s industry or the general national economy.
(iv)	Short-term impact on broader economic considerations, such as the subject company’s industry or the general national economy.
(v)	Long-term and short-term impact on international economic conditions.

(vi)	Unique economic factors which might dictate a re-weighting of the priority of criteria (i)-(v) above.
(vii)	National political/social considerations, such as environmental, human rights, health, animal rights and similar issues.
(viii)	International political/social considerations, such as environmental, human rights, health, animal rights and similar issues.

Proxy Voting Committee Voting Principles

The Committee will vote proxies consistent with the following principles:

—

Proxies will be voted in a manner which serves the long term best interests of the portfolio which, in most instances, will also be consistent with the Adviser’s objective in purchasing the underlying securities for the portfolio.

—

If more than one portfolio owns the same security to be voted, the Committee shall have regard for same, and recognising that differences in portfolio investment objectives and strategies may produce different results.

Because management of the respective companies whose securities are owned by the portfolio will normally have a significant role in influencing the value of securities owned by the portfolio, the Committee will ordinarily give substantial weight to management’s proposals and recommendations. This is particularly true with respect to routine matters.

At any time the Committee may seek the advice of ISS or counsel or retain outside consultants to assist in its deliberations.

Definitions by the Proxy Voting Committee

For the purpose of clarification the committee defined the following terms:

“Proxy Voting” means votes taken at a meeting of the company (e.g. statutory meetings including AGMs, EGMs, meetings for the passing of a special ‘resolution’ etc) by a ‘person’ (includes ‘company’) who has been appointed by a member of the company as his proxy to attend and vote instead of him.

“Routine” is defined as matters which the Committee in its best judgement determines to have no discernible positive or negative impact on the client funds including for example

•	Uncontested Elections,
•	Approval of Auditors (unless specified),
•	Stock splits,
•	Reverse stock splits,
•	Dividends,
•	Share buybacks.

“Non – Routine” or contested matters may include the following:

•	Contested elections,
•	Takeover proposals,
•	Management defence strategies,
•	Management compensation issues,
•	Shareholders rights,
•	Political/social issues.

Non Routine issues will be reviewed regularly by the Proxy Voting Committee. The Committee may, from time to time, include other contexts to the above lists.

Potential ISS Conflicts

The staff of the SEC have provided guidance with respect to an adviser’s reliance upon the recommendations of independent third parties to vote client proxies. A third party is independent if it is free from influence or any incentive to recommend that proxies be voted in anyone’s interest other than the adviser’s clients. An adviser should not, however, conclude that it is appropriate to follow the voting recommendations of a proxy voting firm (such as ISS) without first ascertaining, among other things, whether the proxy voting firm: (a) has the capacity and competency to adequately analyze proxy issues, and (b) can make such recommendations in an impartial manner and in the best interests of the adviser’s clients.

The SEC staff have also provided guidance with respect to conflicts of interest that may arise from a proxy voting firm’s relationships with issuers. When a proxy voting firm has a relationship with an issuer of voting securities (e.g., to provide advice on corporate governance issues), the adviser’s proxy voting procedures should require the proxy voting firm to disclose to the adviser any relevant facts concerning the firm’s relationship with the issuer, such as the amount of the compensation that the firm has received or expects to receive. This information will enable the investment adviser to determine whether the proxy voting firm can make recommendations in an impartial manner and in the best interests of the adviser’s clients, or whether the adviser needs to seek other alternatives with respect to voting its proxies.

If KBII Ltd determines that ISS has a material conflict as it relates to any client proxies, the Proxy Voting Committee shall determine the appropriate way to vote and provide voting instructions to ISS. If KBII Ltd is also conflicted with respect to such proxies, then KBII Ltd shall utilize the proxy voting services of another independent third party.

Recordkeeping Procedures

A copy of each proxy statement and a record of how each vote was cast shall be maintained and preserved by ISS for at least five years from the end of the fiscal year during which the last entry was made on the record. The <Title> shall maintain the following files relating to KBII Ltd’s proxy voting procedures:

1.	This Proxy Voting policy and procedures;

2.	A list of all clients for which KBII Ltd votes proxies. The list will be maintained electronically and updated by the Compliance & Risk Control Unit on an as-needed basis.

3.	Documents prepared, created or reviewed by KBII Ltd that were material to making a decision on how to vote client proxies, when not voted by ISS, or that memorialized the basis for the decision; and

4.	Client requests to review proxy votes:

•

Any request, whether written (including email) or oral, received by any employee shall be promptly reported to the Client Servicing Manager (CSM) responsible for US Clients. All written requests shall be retained.

•	The CSM shall record the identity of the client, the date of the request and the action taken as a result of the request.

•

KBII Ltd shall furnish the information requested, free of charge to the client within a reasonable time period (generally, ten business days). The CSM shall maintain a copy of the written record provided in response to the client’s written (including email) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable, and maintained.

Proxy Solicitation Procedures

Clients are permitted to request the proxy voting record for the five-year period immediately preceding their request. Clients that retain proxy voting authority over their account may occasionally request that KBII Ltd provide them with information as to how KBII Ltd will vote a particular proxy. In these cases, KBII Ltd shall provide advice that is consistent with the Guidelines. In cases where KBII Ltd’s voting differs from the Guidelines, clients requesting voting advice shall be informed of the deviation.

The Compliance & Risk Control Unit shall be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

Disclosure

KBII Ltd shall ensure that Part 2 of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting policy, and (ii) information about how clients may obtain information on how the company voted their securities.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Noel O’Halloran, Portfolio Manager

Mr. O’Halloran has worked with KBI Dublin Limited since July 1992, and was appointed Chief Investment Officer in 2002. Kleinwort Benson Investors International Ltd (or “Adviser”) is 100% owned by KBI Dublin Limited. Mr. O’Halloran holds a degree in Civil Engineering from University College Cork. He also holds a Certified Diploma in Accounting and Finance and is an Associate of the Institute of Investment Management and Research.

Noel O’Halloran is responsible for the day-to-day management of the Registrant’s portfolio, including stock research, stock selection and portfolio management. Mr. O’Halloran has been Portfolio Manager of the Registrant since July 21, 2011.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager

As of October 31, 2013 Mr. O’Halloran managed the following other accounts:

Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Registered Investment Companies:	1	$71.8m	0	0
Other Pooled Investment Vehicles:	10	$1,204.1m	0	0
Other Accounts:	12	$1,128.9m	0	0

Mr. O’Halloran managed the Other accounts and Other Pooled Investment Vehicles as part of a team of portfolio managers.

Potential Conflicts of Interests

In recognition of the fact that conflicts of interest are inherent in the investment management business, the Advisor has adopted policies and procedures reasonably designed to identify and manage the effects of actual or potential conflicts of interest in the areas of employee personal trading, managing multiple accounts for multiple clients and allocation of investment opportunities.

The Advisor has adopted a code of ethics (the “code”) that is designed to reduce the risk of actual or potential conflicts of interest with dealings on behalf of clients. The code reflects the Advisor’s fiduciary obligations and those of its employees, and requires that all employees comply with all applicable federal securities laws. The Advisor’s rules regarding personal transactions apply to all employees. In summary, the code requires pre-approval of all personal dealings in equity securities or securities that derive their value from equity securities. As a general matter, permission to execute a proposed personal trade in a security will generally be refused if the Advisor has executed, or intends to execute, material client trades in the same security, in the 24 hours (7 days in the case of Investment Personnel) before or following the proposed employee transaction. The code requires employees to pre-clear any transaction in a mutual fund for which the Advisor acts as adviser or sub-adviser. The code also covers issues such as prohibited transactions, blackout periods for transactions and short term trading.

The Advisor has a fiduciary duty to act in good faith for the benefit of its clients; to disclose fully and fairly all material facts; and to allocate trades in a fair and equitable manner. The Advisor has implemented allocation procedures that specify the factors taken into account in making allocation decisions for its clients. These procedures were designed to ensure that all accounts with substantially similar investment objectives are treated equitably and that clients are treated fairly as to the securities purchased or sold for their accounts, in the priority of execution of orders and the allocation of trades.

The allocation of securities across Client accounts will generally be made on a pro rata basis, based on various factors, including: account size, diversification, cash availability, and, where appropriate, the value of having a round lot in the portfolio. In the event an order is partially filled, the allocation shall be made in the best interests of all the Clients participating in the order, taking into account all relevant factors, including, but not limited to, the size of each Client’s allocation, each Client’s liquidity needs, and previous allocations. As a general practice, the Advisor shall seek to ensure that each account gets a pro rata allocation based on its initial allocation. Whenever a pro rata allocation may not be reasonable (e.g., Clients receiving odd lots), the Advisor may reallocate the order using an alternative method that it determines in good faith to be a fair allocation. Lastly the performance of similarly managed accounts is monitored to ensure consistency of performance and to detect any unexplained significant differences.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

The Fund pays the Advisor a fee based on the assets under management of the Fund as set forth in the Advisory Agreement. The Advisor pays its investment professionals out of its total revenues and other resources, including the advisory fee earned with respect to the Fund. The compensation package is highly competitive and includes a competitive fixed base salary and a performance-linked bonus. Compensation is not based on the value of assets held in the Fund’s portfolio.

The bonuses paid to the Portfolio Manager are linked both to the quality of the individual’s stock research and also to the contribution he makes to the performance of the product group and/or portfolio to which he is associated. The primary performance assessment of the Portfolio Manager is based on how the client portfolios perform relative to benchmarks, market indices and similar funds run by competitor managers.

Bonuses are based on the profitability of the Advisor and on individual achievement.

(a)(4)	Disclosure of Securities Ownership

As of October 31, 2013 beneficial ownership of shares of the Registrant held by the Portfolio Manager is as follows:

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Noel O’Halloran	$0

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
May 1 2013 to May 31 2013	0	N/A	0	393,609
June 1 2013 to June 30 2013	0	N/A	0	393,609
July 1 2013 to July 31 2013	0	N/A	0	393,609
August 1 2013 to August 31 2013	0	N/A	0	393,609
September 1 2013 to September 30 2013	0	N/A	0	393,609
October 1 2013 to October 31 2013	0	N/A	0	393,609
Total	0	N/A	0	393,609

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced : February 2000
b.	The dollar amount (or share or unit amount) approved : 10% of the shares outstanding as of October 31, 2012
c.	The expiration date (if any) of each plan or program : None
d.	Each plan or program that has expired during the period covered by the table : None
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases : None

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The New Ireland Fund, Inc.

By (Signature and Title)*	/s/ Sean Hawkshaw
Sean Hawkshaw, President
(principal executive officer)

Date	12-20-2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Sean Hawkshaw
Sean Hawkshaw, President
(principal executive officer)

Date	12-20-2013

By (Signature and Title)*	/s/ Lelia Long
Lelia Long, Treasurer
(principal financial officer)

Date	12-20-2013

* Print the name and title of each signing officer under his or her signature.